                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                FORM 8-K/A NO. 1

Current report pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                   of 1934

                               ------------------

                         Commission File Number 1-13102

         Date of Report (date of earliest event reported): APRIL 6, 1998


                       FIRST INDUSTRIAL REALTY TRUST, INC.
             (Exact name of Registrant as specified in its Charter)


        MARYLAND                                                36-3935116
 (State or other jurisdiction of                            (I.R.S. Employer
 incorporation or organization)                             Identification No.)




            311 S. WACKER DRIVE, SUITE 4000, CHICAGO, ILLINOIS 60606
                    (Address of principal executive offices)


                                 (312) 344-4300
              (Registrant's telephone number, including area code)

                              ITEM 5. OTHER EVENTS

     First Industrial Realty Trust, Inc. (together with its Subsidiaries, the "Company") acquired 163 industrial properties and seven land parcels for future development from unrelated parties and four industrial properties from a related party during the period January 1, 1998 through April 16, 1998. The combined purchase price of the 167 industrial properties and seven land parcels acquired totaled approximately $363.9 million, excluding development costs incurred subsequent to the acquisition of the land parcels and closing costs incurred in conjunction with the acquisition of the industrial properties and land parcels. The 167 industrial properties and seven land parcels acquired are described below and were funded with working capital, the issuance of limited partnership units in First Industrial, L.P. (the "Units"), the issuance of $.01 par value preferred stock, the assumption of secured debt, borrowings under the Company's $300 million unsecured revolving credit facility and the issuance of other unsecured debt. The Company will operate the facilities as industrial rental property. With respect to the land parcels purchased, the Company intends to develop the land parcels and operate the facilities as industrial rental property.



- On January 9, 1998, the Company purchased a 53,500 square foot light industrial property located in Franklin Park, Illinois. The purchase price for the property was approximately $1.2 million. The property was purchased from Chicago Trust Company, successor Trustee to Chicago Title and Trust Company, as trustee u/t/a dated November 18, 1982, Trust No. 10-82791, The Sam Cohn Testamentary Trust, Jerrold V. Cohen and Leslie S. Cohn.

- On January 12, 1998, the Company purchased five light industrial properties and one bulk warehouse property totaling 353,048 square feet located in West Chicago, Illinois. The aggregate purchase price for these properties was approximately $12.0 million. The properties were purchased from Westech Business Centers, Inc. and Wegner Land and Development Corporation.

- On January 15, 1998, the Company purchased four light industrial properties totaling 318,013 square feet in Minneapolis, Minnesota. The aggregate purchase price for these properties was approximately $11.2 million. The properties were purchased from Advent Realty Limited Partnership II.

- On January 16, 1998, the Company purchased a 288,000 square foot bulk warehouse property located in Bolingbrook, Illinois for approximately $10.4 million. The property was purchased from Bardale Company.

- On January 27, 1998, the Company purchased nine light industrial properties totaling 183,772 square feet and a land parcel located in West Valley City, Utah. The aggregate purchase price for these properties and land parcel was approximately $15.2 million. The properties and land parcel were purchased from Stancop Associates Joint Venture, a Utah joint venture.

- On January 30, 1998, the Company purchased three light industrial properties and one bulk warehouse property totaling 309,386 square feet located in Chicago, Illinois. The aggregate purchase price for these properties was approximately $7.9 million which was funded with $7.7 million in cash and the issuance of 5,772 Units valued at $.2 million. The properties were purchased from Western Suburban Industrial Investments Limited Partnership ("Western"). The sole general partner of Western, having a 5% interest, was Tomasz/Shidler Investment Corporation, the sole shareholders of which were a Director and a Director/Officer of the Company who also had a 53% and 32% limited partnership interest in Western, respectively. Further, an additional Director/Officer and an Officer of the Company were limited partners in Western having interests of 2% and .5%, respectively.

- On January 30, 1998, the Company purchased ten light industrial properties totaling 448,186 square feet located in Denver, Colorado. The aggregate purchase price for these properties was approximately $16.9 million which was funded with $16.5 million in cash and the issuance of 10,961 Units valued at $.4 million. The properties were purchased from RPM Investments, Inc. as accommodator for the Denver Gardens Company, L.L.C. and Myrna R. Debilak, 3150 Corporation as qualified intermediary for Stan Lucas, 3811 Joliet, L.L.P., a Colorado limited liability partnership, Lewis-Joliet, L.L.P. and Pacifica Joliet Industrial, L.L.C., a Colorado limited liability corporation, Equity Industrial, L.P., a Nevada limited partnership and Equity Industrial- California, L.P., a Colorado limited partnership. This acquisition was the final phase of the Pacifica Acquisition Properties transaction. Information related to this acquisition and audited financial statements were provided in Form 8-K/A No.2 dated December 11, 1997, as filed on February 26, 1998.

- On February 2, 1998, the Company purchased a land parcel located in Taylor, Michigan for approximately $.8 million. The land parcel was purchased from Virginia Holding Corporation, a Virginia corporation.

- On February 5, 1998, the Company purchased a land parcel located in Orion, Michigan for approximately $1.3 million. The land parcel was purchased from Ms. Beverly J. Ohngren.

- On February 11, 1998, the Company purchased a 69,220 square foot light industrial property located in Springboro, Ohio. The purchase price for the property was approximately $2.0 million. The property was purchased from Alcoa Building Products, Inc. Rental history had not commenced as of the date of purchase.

- On March 3, 1998, the Company purchased a 42,700 square foot light industrial property located in Garden City, New York. The purchase price for the property was approximately $2.0 million. The property was purchased from Klinger Scientific Corporation.

- On March 4, 1998, the Company purchased a light industrial property totaling 181,950 square feet and a land parcel located in Noblesville, Indiana. The aggregate purchase price for the property and land parcel was approximately $2.9 million. The property and land parcel were purchased from Alliant Foodservice, Inc. The property was owner occupied prior to purchase.

- On March 10, 1998, the Company purchased a land parcel located in Conyers, Georgia for approximately $.7 million. The land parcel was purchased from Atlanta East (Delaware), L.L.C.

- On March 12, 1998, the Company purchased two light industrial properties totaling 75,200 square feet located in Grand Rapids, Michigan. The aggregate purchase price for these properties was approximately $2.5 million which was funded with $1.1 million in cash and the issuance of 37,674 Units valued at $1.4 million. The properties were purchased from Robert J. Powers.

- On March 12, 1998, the Company purchased 16 light industrial properties totaling 534,360 square feet and a land parcel located in Exton, Pennsylvania. The aggregate purchase price for these properties and land parcel was approximately $22.7 million. The properties and land parcel were purchased from Pickering Acquisitions Associates, a Pennsylvania general partnership.

- On March 17, 1998, the Company purchased a 200,000 square foot bulk warehouse property located in Chicago, Illinois for approximately $4.9 million. The property was purchased from Lake Moor Investments, Inc.

- On March 18, 1998, the Company purchased two light industrial properties totaling 217,612 square feet located in Columbus, Ohio. The aggregate purchase price for these properties was approximately $5.1 million. The properties were purchased from Northwest Equity Partners, a Texas general partnership.

- On March 23, 1998, the Company purchased a 60,000 square foot light industrial property located in Farmingdale, New York. The purchase price for the property was approximately $2.2 million. The property was purchased from Mr. Jerry Williams. The property was owner occupied prior to purchase.

- On March 24, 1998, the Company purchased a 66,132 square foot light industrial property located in Sterling Heights, Michigan. The purchase price for the property was approximately $3.1 million. The property was purchased from Jado V L.L.C. The property was owner occupied prior to purchase.

- On March 25, 1998, the Company purchased seven light industrial properties totaling 382,063 square feet located in Detroit, Michigan. The aggregate purchase price for these properties was approximately $17.2 million. The properties were purchased from Pioneer Acquisition Realty Trust, Dynamic Associates, L.P., a Michigan limited partnership, Stephenson Highway Realty Trust, Pioneer Acquisition Realty Trust and Aero-Mand Limited Partnership.

- On March 27, 1998, the Company purchased a 123,808 square foot bulk warehouse property located in Smyrna, Georgia for approximately $5.0 million. The property was purchased from Highlands Summit Business Center, L.L.C. The property was owner occupied prior to purchase.

- On March 27, 1998, the Company purchased a land parcel located in Minneapolis, Minnesota for approximately $1.9 million. The land parcel was purchased from Valley Green Business Park Limited Partnership.

- On March 31, 1998, the Company purchased a 423,230 square foot bulk warehouse property located in Coloma, Michigan for approximately $9.1 million. The property was purchased from Agrilink Foods, Inc. The property was owner occupied prior to purchase.

- On April 1, 1998, the Company purchased three light industrial properties totaling 75,350 square feet located in Des Moines, Iowa. The aggregate purchase price for these properties was approximately $2.3 million. The properties were purchased from Mr. Jeffrey N. Downing, Mr. Dale K. Humiston and Mr. Leon R. Shearer.

- On April 1, 1998, the Company purchased a 99,600 square foot light industrial property located in Hauppauge, New York. The purchase price for the property was approximately $6.2 million which was funded with $4.0 million in cash and the issuance of 61,604 Units valued at $2.2 million. The property was purchased from Mall Drive Associates, a New York limited partnership.

- On April 1, 1998, the Company purchased a 325,000 square foot bulk warehouse property located in Garden City, New York for approximately $14.5 million. The property was purchased from Di Giorgio Corporation.

- On April 1, 1998, the Company purchased 11 light industrial properties totaling 525,800 square feet located in Hartford, Connecticut. The aggregate purchase price for these properties was approximately $15.5 million. The properties were purchased from the Illinois Teachers Retirement Pension Fund.

- On April 3, 1998, the Company purchased 39 light industrial properties totaling 857,108 square feet located in Detroit, Michigan. The aggregate purchase price for these properties was approximately $64.1 million which was funded with $40.1 million in cash and the issuance of 691,060 Units valued at $24.0 million. The properties were purchased from Shamie-Pomeroy.

- On April 6, 1998, the Company purchased 25 light industrial properties and three bulk warehouse properties totaling 1,531,338 square feet located in Cherry Hill, New Jersey. The aggregate purchase price for these properties was approximately $51.0 million. The properties were purchased from Cherry Hill Industrial Sites, Inc.

- On April 9, 1998, the Company purchased a 284,135 square foot bulk warehouse property located in Chicago, Illinois for approximately $4.1 million. The property was purchased from United Warehousing Company.

- On April 14, 1998, the Company purchased a 103,257 square foot bulk warehouse property located in Englewood, Colorado for approximately $6.1 million. The property was purchased from Spiral, Inc. Rental history commenced on January 1, 1998.

- On April 16, 1998, the Company purchased a 300,300 square foot bulk warehouse property located in Columbus, Ohio for approximately $4.5 million. The property was purchased from Lockbourne Fidelco Partnership, an Ohio general partnership.

- On April 16, 1998, the Company purchased ten light industrial properties and one bulk warehouse property totaling 840,229 square feet located in Baltimore, Maryland. The aggregate purchase price for these properties was approximately $37.4 million which was funded with $33.3 million in cash, the assumption of $2.5 million of debt and the issuance of 44,776 Units valued at $1.6 million. The properties were purchased from P.F. Obrecht and Son.

                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

 (a)      Financial Statements:

               Combined Historical Statements of Revenues and Certain Expenses for the 1998 Acquisition A Properties - Unaudited.

               Combined Historical Statements of Revenues and Certain Expenses for the 1998 Acquisition I Properties and Notes thereto with Independent Accountant's report dated April 23, 1998.


 (b)      Pro Forma Financial Information:

               Pro Forma Balance Sheet as of March 31, 1998.

               Pro Forma Statement of Operations for the Three Months Ended March 31, 1998.

               Pro Forma Statement of Operations for the Year Ended December 31, 1997.


 (c)      Exhibits.

Exhibits Number            Description
---------------            -----------
        23                 Consent of Coopers & Lybrand L.L.P.,
                           Independent Accountants

                          INDEX TO FINANCIAL STATEMENTS


                                                                                        PAGE
                                                                                        ----
1998 ACQUISITION A PROPERTIES

     Combined Historical Statements of Revenues and Certain Expenses for the
     1998 Acquisition A Properties for the Three Months Ended March 31, 1998
     and the Year Ended December 31, 1997-Unaudited.................................       6

 1998 ACQUISITION I PROPERTIES

     Report of Independent Accountants..............................................       7

     Combined Historical Statements of Revenues and Certain Expenses for the
     1998 Acquisition I Properties for the Three Months Ended March 31, 1998
     (Unaudited) and for the Year Ended December 31, 1997...........................       8

     Notes to Combined Historical Statements of Revenues and Certain Expenses.......       9-10

PRO FORMA FINANCIAL INFORMATION

       Pro Forma Balance Sheet as of March 31, 1998.................................       11

       Pro Forma Statement of Operations for the Three Months Ended March 31, 1998..       12

       Notes to Pro Forma Financial Statements......................................       13-15

       Pro Forma Statement of Operations for the Year Ended December 31, 1997.......       16

       Notes to Pro Forma Financial Statement.......................................       17-20

                          1998 ACQUISITION A PROPERTIES
         COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


     The Combined Historical Statements of Revenues and Certain Expenses as shown below, present the summarized results of operations of 34 of 167 properties (of which 163 properties were acquired from unrelated parties and four properties were acquired from a related party) during the period January 1, 1998 through April 16, 1998 (collectively, the "1998 Acquisition A Properties") by First Industrial Realty Trust, Inc. (together with its Subsidiaries, the "Company"). The Combined Historical Statement of Revenues and Certain Expenses for the Three Months Ended March 31, 1998 includes operations only for the periods for which the properties were not owned by the Company. These statements are exclusive of 127 properties (the "1998 Acquisition I Properties") acquired by the Company which have been audited and are included elsewhere in this Form 8-K/A No. 1, additional parcels of land for future development, five properties occupied by the previous owner prior to acquisition and one property in which rental history had not commenced prior to the date of purchase.

     The 1998 Acquisition A Properties were acquired for an aggregate purchase price of approximately $99.8 million and have an aggregate gross leaseable area of 3,140,239 square feet. A description of each property is included in Item 5.


                                                        FOR THE THREE                FOR THE
                                                        MONTHS ENDED               YEAR ENDED
                                                       MARCH 31, 1998           DECEMBER 31, 1997
                                                         (UNAUDITED)               (UNAUDITED)
                                                    ----------------------    ----------------------
Revenues:
   Rental Income................................... $          1,206           $             6,906
   Tenant Recoveries and Other Income..............              576                         2,927
                                                    ----------------------    ----------------------
        Total Revenues.............................            1,782                         9,833
                                                    ----------------------    ----------------------

Expenses:
   Real Estate Taxes...............................              548                         2,887
   Repairs and Maintenance.........................               42                           352
   Property Management.............................               27                           200
   Utilities.......................................                3                            95
   Insurance.......................................               13                            64
   Other...........................................                4                            26
                                                    ---------------------     ----------------------
         Total Expenses...........................               637                         3,624
                                                    ----------------------    ----------------------

Revenues in Excess of Certain Expenses............  $          1,145           $             6,209
                                                    ======================    ======================

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of
   First Industrial Realty Trust, Inc.


     We have audited the accompanying combined historical statement of revenues and certain expenses of the 1998 Acquisition I Properties as described in Note 1 for the year ended December 31, 1997. This financial statement is the responsibility of the 1998 Acquisition I Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined historical statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A No. 1 dated April 6, 1998 of First Industrial Realty Trust, Inc. and is not intended to be a complete presentation of the 1998 Acquisition I Properties' revenues and expenses.

     In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the 1998 Acquisition I Properties for the year ended December 31, 1997 in conformity with generally accepted accounting principles.







                            COOPERS & LYBRAND L.L.P.

Chicago, Illinois
April 23, 1998

                          1998 ACQUISITION I PROPERTIES
         COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)



                                                        FOR THE THREE
                                                        MONTHS ENDED                FOR THE
                                                       MARCH 31, 1998              YEAR ENDED
                                                         (UNAUDITED)            DECEMBER 31, 1997
                                                    ----------------------     ----------------------
Revenues:
   Rental Income................................... $              6,830       $            24,862
   Tenant Recoveries and Other Income..............                1,234                     4,136
                                                    ----------------------     ----------------------
        Total Revenues.............................                8,064                    28,998
                                                    ----------------------     ----------------------

Expenses:
   Real Estate Taxes...............................                1,088                     3,963
   Repairs and Maintenance.........................                  592                     2,152
   Property Management.............................                  294                       861
   Utilities.......................................                  166                       531
   Insurance.......................................                   61                       252
   Other...........................................                   63                        97
                                                    ----------------------     ----------------------
         Total Expenses............................                2,264                     7,856
                                                    ----------------------     ----------------------

Revenues in Excess of Certain Expenses.........     $              5,800       $            21,142
                                                    ======================     ======================

    The accompanying notes are an integral part of the financial statements.

                          1998 ACQUISITION I PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


1.   BASIS OF PRESENTATION.

     The Combined Historical Statements of Revenues and Certain Expenses (the "Statements") combined the results of operations of 127 properties acquired by First Industrial Realty Trust, Inc. and its Subsidiaries (the "Company") during the period January 1, 1998 through April 16, 1998 (the "1998 Acquisition I Properties").

     The 1998 Acquisition I Properties were acquired for an aggregate purchase price of approximately $231.1 million.


                                                        SQUARE
                                    # OF                 FEET                      DATE                    DATE RENTAL
      METROPOLITAN AREA          PROPERTIES           (UNAUDITED)                ACQUIRED               HISTORY COMMENCED
      -----------------         ------------  --------------------------         --------               -----------------
      West Chicago, IL               6                 353,048               January 12, 1998            January 1, 1997
(a)   West Valley City, UT           9                 183,772               January 27, 1998            January 1, 1997
(a)   Exton, PA                     16                 534,360                March 12, 1998             January 1, 1997
      Detroit, MI                    7                 382,063                March 25, 1998             January 1, 1997
      Hartford, CT                  11                 525,800                 April 1, 1998             January 1, 1997
      Detroit, MI                   39                 857,108                 April 3, 1998             January 1, 1997
      Cherry Hill, NJ               28               1,531,338                 April 6, 1998             January 1, 1997
      Baltimore, MD                 11                 840,229                April 16, 1998             January 1, 1997
                               ------------    --------------------------
                                   127               5,207,718
                               ============    ==========================


--------------------------------------------------------------------------------

 (a) Exclusive of land parcel purchased

     The unaudited Combined Historical Statement of Revenues and Certain Expenses for the three months ended March 31, 1998 includes the operations only for those periods for which the properties were not owned by the Company and reflects, in the opinion of management, all adjustments necessary for a fair presentation of the interim statement. All such adjustments are of a normal and recurring nature.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

     The Statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the 1998 Acquisition I Properties that may not be comparable to the expenses expected to be incurred in their proposed future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

     In order to conform with generally accepted accounting principles, management, in preparation of the Statements, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.


Revenue and Expense Recognition
     The Statements have been prepared on the accrual basis of accounting.

     Rental income is recorded when due from tenants. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant's lease.

                          1998 ACQUISITION I PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


3.  FUTURE RENTAL REVENUES

    The 1998 Acquisition I Properties are leased to tenants under net and semi-net operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 1997 are approximately as follows:


                                                     1998
                                                Acquisition I
                                                  Properties
                                               -----------------

                          1998                 $      22,433
                          1999                        16,906
                          2000                        12,128
                          2001                         8,150
                          2002                         4,661
                          Thereafter                  12,786
                                               =================
                          Total                $      77,064
                                               =================


                       FIRST INDUSTRIAL REALTY TRUST, INC.
                             PRO FORMA BALANCE SHEET
                              AS OF MARCH 31, 1998
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                                                     1998             1998
                                                                              First Industrial   Acquisition      Acquisition
                                                                                Realty Trust,        A(1)             I(1)
                                                                                     Inc.         Properties       Properties
                                                                                (Historical)     (Historical)    (Historical)
                                                                                 Note 2 (a)        Note 2 (b)       Note 2 (c)
                                                                              ----------------  --------------   -------------

ASSETS
   Assets:
     Investment in Real Estate:

        Land ................................................................  $     327,242    $       5,627    $      25,198
        Buildings and Improvements ..........................................      1,773,519           31,886          142,791
        Furniture, Fixtures and Equipment ...................................          1,437             --               --
        Construction in Progress ............................................         70,452             --               --
        Less: Accumulated  Depreciation .....................................       (131,452)            --               --
                                                                               -------------    -------------    -------------
            Net Investment in Real Estate ...................................      2,041,198           37,513          167,989

     Cash and Cash Equivalents ..............................................          8,360          (35,372)        (139,853)
     Restricted Cash ........................................................         18,048             --               --
     Tenant Accounts Receivable, Net ........................................          8,226             --               --
     Deferred Rent Receivable ...............................................         11,017             --               --
     Deferred Financing Costs, Net ..........................................          9,615             --               --
     Prepaid Expenses and Other Assets, Net .................................         58,228             --               --
                                                                               -------------    -------------    -------------
                        Total Assets ........................................  $   2,154,692    $       2,141    $      28,136
                                                                               =============    =============    =============

LIABILITIES AND STOCKHOLDERS' EQUITY
   Liabilities:
     Mortgage Loans Payable .................................................  $     100,721    $        --      $       2,525
     Senior Unsecured Debt, Net .............................................        748,763             --               --
     Acquisition Facilities Payable .........................................         17,800             --               --
     Accounts Payable and Accrued Expenses ..................................         50,010             --               --
     Rents Received in Advance and Security Deposits ........................         16,451             --               --
     Dividends/Distributions Payable ........................................         22,709             --               --
                                                                               -------------    -------------    -------------
            Total Liabilities ...............................................        956,454             --              2,525
                                                                               -------------    -------------    -------------

  Minority Interest .........................................................        150,456            2,141           25,611
  Commitments and Contingencies .............................................           --               --               --

   Stockholders Equity:
    Preferred Stock ($.01 per value, 10,000,000 shares
    authorized, 1,650,000, 40,000, 20,000, 50,000 and 30,000
    shares of Series A,B,C,D and E Cumulative Preferred Stock, respectively, issued and outstanding at March 31, 1998
    having a liquidation preference of $25 per share
    ($41,250), $2,500 per share ($100,000), $2,500 per share
    ($50,000), $2,500 per share ($125,000), and   $2,500 per
    share ($75,000), respectively) ..........................................             18             --               --
  Common  Stock  ($.01 par  value, 100,000,000
    shares authorized, 36,603,489 shares issued
    and  outstanding  at March 31, 1998) ....................................            366             --               --
  Additional Paid-in-Capital ................................................      1,132,374             --               --
  Distributions in Excess of Accumulated
    Earnings ................................................................        (79,842)            --               --
  Unamortized Value of Restricted Stock
     Grants .................................................................         (5,134)            --               --
                                                                               -------------    -------------    -------------
            Total Stockholders' Equity ......................................      1,047,782             --               --
                                                                               -------------    -------------    -------------
             Total Liabilities and Stockholders' Equity .....................  $   2,154,692    $       2,141    $      28,136
                                                                               =============    =============    =============


                                                                                                   First
                                                                                                Industrial
                                                                               Pro Forma       Realty Trust
                                                                              Adjustments          Inc.
                                                                               Note 2 (d)        Pro Forma
                                                                              -------------   --------------

ASSETS
   Assets:
     Investment in Real Estate:

        Land ................................................................ $        --       $     358,067
        Buildings and Improvements ..........................................          --           1,948,196
        Furniture, Fixtures and Equipment ...................................          --               1,437
        Construction in Progress ............................................          --              70,452
        Less: Accumulated  Depreciation .....................................          --            (131,452)
                                                                              -------------     -------------
            Net Investment in Real Estate ...................................          --           2,246,700

     Cash and Cash Equivalents ..............................................       166,865              --
     Restricted Cash ........................................................          --              18,048
     Tenant Accounts Receivable, Net ........................................          --               8,226
     Deferred Rent Receivable ...............................................          --              11,017
     Deferred Financing Costs, Net ..........................................          --               9,615
     Prepaid Expenses and Other Assets, Net .................................          --              58,228
                                                                              -------------     -------------
                        Total Assets ........................................ $     166,865     $   2,351,834
                                                                              =============     =============

LIABILITIES AND STOCKHOLDERS' EQUITY
   Liabilities:
     Mortgage Loans Payable ................................................. $        --       $     103,246
     Senior Unsecured Debt, Net .............................................          --             748,763
     Acquisition Facilities Payable .........................................       166,865           184,665
     Accounts Payable and Accrued Expenses ..................................          --              50,010
     Rents Received in Advance and Security Deposits ........................          --              16,451
     Dividends/Distributions Payable ........................................          --              22,709
                                                                              -------------     -------------
            Total Liabilities ...............................................       166,865         1,125,844
                                                                              -------------     -------------

  Minority Interest .........................................................          --             178,208
  Commitments and Contingencies .............................................          --                --

   Stockholders Equity:
    Preferred Stock ($.01 per value, 10,000,000 shares
    authorized, 1,650,000, 40,000, 20,000, 50,000 and 30,000
    shares of Series A,B,C,D and E Cumulative Preferred Stock, respectively, issued and outstanding at March 31, 1998
    having a liquidation preference of $25 per share
    ($41,250), $2,500 per share ($100,000), $2,500 per share
    ($50,000), $2,500 per share ($125,000), and $2,500 per
    share ($75,000), respectively) ..........................................          --                  18
  Common  Stock  ($.01 par  value, 100,000,000
    shares authorized, 36,603,489 shares issued
    and  outstanding  at March 31, 1998) ....................................          --                 366
  Additional Paid-in-Capital ................................................          --           1,132,374
  Distributions in Excess of Accumulated
    Earnings ................................................................          --             (79,842)
  Unamortized Value of Restricted Stock
     Grants .................................................................          --              (5,134)
                                                                              -------------     -------------
            Total Stockholders' Equity ......................................          --           1,047,782
                                                                              -------------     -------------
             Total Liabilities and Stockholders' Equity ..................... $     166,865     $   2,351,834
                                                                              =============     =============



    The accompanying notes are an integral part of the pro forma financial statement.

                       FIRST INDUSTRIAL REALTY TRUST, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1998
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                             1998             1998
                                     First Industrial     Acquisition      Acquisition                         First
                                          Realty               A                I                           Industrial
                                        Trust, Inc.       Properties       Properties       Pro Forma      Realty Trust
                                       (Historical)      (Historical)      (Historical)    Adjustments         Inc.
                                        Note 3 (a)        Note 3 (b)       Note 3 (c)       Note 3 (d)       Pro Forma
                                     ----------------    --------------    ------------    -------------   --------------

REVENUES:
  Rental Income................        $61,881           $1,206             $6,830         $       ---       $69,917
  Tenant Recoveries and Other
    Income.....................         14,333              576              1,234                 ---        16,143
                                       -------           ------             ------         -----------       -------
        Total Revenues.........         76,214            1,782              8,064                 ---        86,060
                                       -------           ------             ------         -----------       -------

EXPENSES:
  Real Estate Taxes............         12,389              548              1,088                 ---        14,025
  Repairs and Maintenance......          3,392               42                592                 ---         4,026
  Property Management..........          2,909               27                294                 ---         3,230
  Utilities....................          2,263                3                166                 ---         2,432
  Insurance....................            212               13                 61                 ---           286
  Other........................            930                4                 63                 ---           997
  General and Administrative...          2,634              ---                ---                 ---         2,634
  Interest.....................         14,761              ---                ---               2,514        17,275
  Amortization of Interest Rate
    Protection Agreements and
    Deferred Financing Costs...            177              ---                ---                 ---           177
  Depreciation and Other
    Amortization...............         13,719              ---                ---               1,483        15,202
                                       -------           ------             ------         -----------       -------
        Total expenses.........         53,386              637              2,264               3,997        60,284
                                       -------           ------             ------         -----------       -------

  Income Before Gain on Sales of
    Real Estate and Minority
    Interest...................         22,828            1,145              5,800              (3,997)       25,776
  Gain on Sales of Real
    Estate.....................          2,360              ---                ---                 ---         2,360
                                       -------           ------             ------         -----------       -------
  Income Before Minority
    Interest...................         25,188            1,145              5,800              (3,997)       28,136
  Income Allocated to Minority
    Interest..................          (2,657)             ---                ---                (429)       (3,086)
                                       -------           ------             ------         -----------       -------

  Net Income..................          22,531            1,145              5,800              (4,426)       25,050
  Less: Preferred Stock
    Dividends ................          (5,978)             ---                ---              (2,234)       (8,212)
                                       =======           ======             ======         ===========       =======
  Net Income Available to Common
    Stockholders..............         $16,553           $1,145             $5,800         $    (6,660)      $16,838
                                       =======           ======             ======         ===========       =======
  Net Income Available to Common
    Stockholders Per Weighted
    Average Common Share Outstanding:
         Basic (36,525,832 for
         March 31, 1998)......         $   .45
                                       =======
         Diluted (36,900,009 for
         March 31, 1998)......         $   .45
                                       =======
Pro Forma Net Income Available
    to Common Stockholders Per
    Weighted Average Common Share
    Outstanding:
         Basic (36,525,832 for
         March 31, 1998, pro
         forma)...............                                                                               $   .46
         Diluted (36,900,009                                                                                 =======
         March 31, 1998,
         pro forma)...........                                                                               $   .46
                                                                                                             =======




    The accompanying notes are an integral part of the pro forma financial statement.

                       FIRST INDUSTRIAL REALTY TRUST, INC.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS

1.   BASIS OF PRESENTATION.

     First Industrial Realty Trust, Inc. (together with its Subsidiaries, the "Company") was organized in the state of Maryland on August 10, 1993. The Company is a real estate investment trust ("REIT") as defined in the Internal Revenue Code.

     The accompanying unaudited pro forma balance sheet and unaudited pro forma statement of operations for the Company reflect the historical financial position of the Company as of March 31, 1998, the historical operations of the Company for the period January 1, 1998 through March 31, 1998, the acquisition of 34 properties (the "1998 Acquisition A Properties") and 127 properties (the "1998 Acquisition I Properties") during the period January 1, 1998 through April 16, 1998.

     The accompanying unaudited pro forma balance sheet as of March 31, 1998 has been prepared based upon certain pro forma adjustments to the historical March 31, 1998 balance sheet of the Company. The unaudited pro forma balance sheet as of March 31, 1998 has been prepared as if the properties acquired subsequent to March 31, 1998 had been acquired on March 31, 1998 and the assumption of $2.5 million of secured debt had occurred on March 31, 1998.

     The accompanying unaudited pro forma statement of operations for the three months ended March 31, 1998 has been prepared based upon certain pro forma adjustments to the historical March 31, 1998 statement of operations of the Company. The unaudited pro forma statement of operations for the three months ended March 31, 1998 has been prepared as if the properties acquired subsequent to December 31, 1997 had been acquired on either January 1, 1997 or the lease commencement date if the property was developed. In addition, the unaudited pro forma statement of operations is prepared as if the assumption of $2.5 million of secured debt, the issuance on March 31, 1998 of $100 million of unsecured debt bearing interest at 6.50% which matures on April 5, 2011 (the "2011 Drs."), the issuance on February 4, 1998 of 50,000 shares of 7.95%, $.01 par value, Series D Cumulative Preferred Stock (the "Series D Preferred Stock Offering") and the issuance on March 18, 1998 of 30,000 shares of 7.90%, $.01 par value, Series E Cumulative Preferred Stock (the "Series E Preferred Stock Offering") had been completed on January 1, 1997.

     The unaudited pro forma balance sheet is not necessarily indicative of what the Company's financial position would have been as of March 31, 1998 had the transactions been consummated as described above, nor does it purport to present the future financial position of the Company. The unaudited pro forma statement of operations is not necessarily indicative of what the Company's results of operations would have been for the three months ended March 31, 1998 had the transactions been consummated as described above, nor does it purport to present the future results of operations of the Company.


2.  BALANCE SHEET PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - MARCH 31, 1998

 (a) The historical balance sheet reflects the financial position of the Company as of March 31, 1998 as reported in the Company's Form 10-Q for the quarter ended March 31, 1998.

 (b) Represents the portion of the 1998 Acquisition A Properties that were acquired subsequent to March 31, 1998 (the "1998 Acquisition A(1) Properties") as if the acquisitions had occurred on March 31, 1998. The 1998 Acquisition A(1) Properties were acquired for approximately $37.5 million in the aggregate which was funded with $35.4 million in cash and the issuance of 61,604 limited partnership units in First Industrial, L.P. (the "Units") valued at $2.1 million.

                       FIRST INDUSTRIAL REALTY TRUST, INC.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS


  (c) Represents the portion of the 1998 Acquisition I Properties that were acquired subsequent to March 31, 1998 (the "1998 Acquisition I(1) Properties") as if the acquisitions had occurred on March 31, 1998. The 1998 Acquisition A(1) Properties were acquired for approximately $168.0 million in the aggregate which was funded with $139.9 million in cash, the assumption of $2.5 million of secured debt and the issuance of 735,836 Units valued at $25.6 million.

  (d) Represents the adjustments needed to present the pro forma balance sheet as of March 31, 1998 as if borrowings subsequent to March 31, 1998 under the Company's $300 million unsecured revolving credit facility (the "1997 Unsecured Acquisition Facility") had occurred on March 31, 1998.

3.    STATEMENT OF OPERATIONS PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - MARCH
      31, 1998

  (a) The historical operations reflect the operations of the Company for the period January 1, 1998 through March 31, 1998 as reported in the Company's Form 10-Q for the quarter ended March 31, 1998.

  (b) The historical operations reflect the operations of the 1998 Acquisition A Properties for the period January 1, 1998 through the earlier of March 31, 1998 or their respective acquisition dates.

  (c) The historical operations reflect the operations of the 1998 Acquisition I Properties for the period January 1, 1998 through the earlier of March 31, 1998 or their respective acquisition dates.

  (d) In connection with the 1998 Acquisition I Properties, the Company assumed a mortgage loan totaling $2.5 million (the "Acquisition Mortgage Loan IV"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan IV for the pro forma period as if such indebtedness was outstanding beginning January 1, 1997.

      The interest expense adjustment reflects an increase in the acquisition facility borrowings at the 30-day London Interbank Offered Rate ("LIBOR") plus .8% for borrowings under the 1997 Unsecured Acquisition Facility for the assumed earlier purchase of the 1998 Acquisition A Properties and the 1998 Acquisition I Properties offset by the interest savings related to the assumed repayment of $292.5 million of acquisition facility borrowings on January 1, 1997 from the proceeds of the issuance of the 2011 Drs., the Series D Preferred Stock Offering and Series E Preferred Stock Offering and also reflects an increase in interest expense due to the issuance of the 2011 Drs. as if such unsecured debt was outstanding as of January 1, 1997.


                                                                                     (Dollars in thousands)


       Interest  expense  related  to the Acquisition Mortgage Loan IV as if
           such indebtedness was outstanding as of January 1, 1997....................    $           56
       Interest expense related to the assumed earlier borrowings under
           the 1997 Unsecured Acquisition Facility....................................             4,282
       Interest  expense  related  to  the  issuance  of  the  2011  Drs. as if
           such debt was outstanding as of January 1, 1997............................             1,603
       Interest savings due to the assumed repayment of $292.5 million of acquisition facility borrowings on January 1, 1997 from the proceeds of the issuance of the 2011 Drs., the Series D
           Preferred Stock Offering and the Series E Preferred Stock Offering.........            (3,427)
                                                                                          --------------
                           Net Pro Forma Interest Adjustment..........................    $        2,514
                                                                                          ==============

                       FIRST INDUSTRIAL REALTY TRUST, INC.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS

The depreciation and amortization adjustments reflect the charges for the 1998 Acquisition A Properties and the 1998 Acquisition I Properties from January 1, 1998 through the earlier of their respective acquisition date or March 31, 1998 as if such properties were acquired on January 1, 1997.

Income allocated to minority interest reflects income attributable to Units owned by unit holders other than the Company. The minority interest adjustment reflects a 15.5% minority interest for the three months ended March 31, 1998. This adjustment reflects the income to unitholders for Units issued in connection with certain property acquisitions as if such Units had been issued on January 1, 1997 and to reflect the completion of the Series D Preferred Stock Offering and the Series E Preferred Stock Offering as of January 1, 1997.

The preferred stock dividend adjustment reflects preferred dividends attributable to the Series D Preferred Stock and the Series E Preferred Stock as if such preferred stock was outstanding as of January 1, 1997.

                       FIRST INDUSTRIAL REALTY TRUST, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                 1997           1997          1998          1998
                                          First Industrial   Acquisition   Acquisition   Acquisition  Acquisition
                                                Realty           A             I             A             I
                                              Trust, Inc.   Properties    Properties    Properties    Properties
                                             (Historical)  (Historical)  (Historical)  (Historical)  (Historical)
                                              Note 2 (a)    Note 2 (b)    Note 2 (c)    Note 2 (d)    Note 2 (e)
                                          ---------------- ------------  ------------  ------------  ------------
REVENUES:
  Rental Income ..........................     $ 164,389      $   7,850     $  51,228     $   6,906     $  24,862
  Tenant Recoveries and Other Income .....        46,028          2,030         9,093         2,927         4,136
  Interest Income- Defeasance ............        12,786           --            --            --            --
                                               ---------      ---------     ---------     ---------     ---------
        Total Revenues ...................       223,203          9,880        60,321         9,833        28,998
                                               ---------      ---------     ---------     ---------     ---------

EXPENSES:
  Real Estate Taxes ......................        34,653          2,140         7,746         2,887         3,963
  Repairs and Maintenance ................         8,278            362         4,958           352         2,152
  Property Management ....................         7,850            283         2,149           200           861
  Utilities ..............................         5,801            105         1,777            95           531
  Insurance ..............................           568             91           615            64           252
  Other ..................................         2,612              4           243            26            97
  General and Administrative .............         6,248           --            --            --            --
  Interest ...............................        49,859           --            --            --            --
   Amortization of Interest Rate
     Protection Agreements and
     Deferred Financing Costs ............         2,812           --            --            --            --
  Depreciation and Other Amortization ....        39,573           --            --            --            --
                                               ---------      ---------     ---------     ---------     ---------
         Total Expenses ..................       158,254          2,985        17,488         3,624         7,856
                                               ---------      ---------     ---------     ---------     ---------

Income Before Gain on Disposition of
    Interest Rate Protection Agreements,
    Gain on Sales of Real Estate, Minority        64,949          6,895        42,833         6,209        21,142
    Interest and Extraordinary Loss
Gain on Disposition of Interest
     Rate Protection Agreements ..........         1,430           --            --            --            --
Gain on Sale of Real Estate ..............         5,003           --            --            --            --
                                               ---------      ---------     ---------     ---------     ---------
Income Before Minority Interest
    and Extraordinary Loss ...............        71,382          6,895        42,833         6,209        21,142
Income Allocated to Minority Interest ....        (5,312)          --            --            --            --
                                               ---------      ---------     ---------     ---------     ---------
Income Before Extraordinary Loss .........        66,070          6,895        42,833         6,209        21,142
Preferred Stock Dividends ................       (11,856)          --            --            --            --
                                               =========      =========     =========     =========     =========
Income Before Extraordinary Loss
     Available to Common Stockholders ....     $  54,214      $   6,895     $  42,833     $   6,209     $  21,142
                                               =========      =========     =========     =========     =========

Income Before Extraordinary Loss
     Available to Common Stockholders
      Per Weighted Average Common
      Share Outstanding:
         Basic  (31,508,240 for December
         31,1997) ........................    $    1.72
                                              =========
         Diluted  (31,813,926 for December
         31,1997) ........................    $    1.70
                                              =========
Pro Forma Income Before Extraordinary
     Loss Available to Common
     Stockholders Per Weighted Average
     Common Share Outstanding:
         Basic (36,204,842 for December ..
         31, 1997, pro forma)

         Diluted (36,510,528 for  December
         31, 1997, pro forma) ............





                                                         First Industrial
                                             Pro Forma       Realty
                                           Adjustments     Trust, Inc.
                                             Note 2 (f)     Pro Forma
                                           ------------- ----------------
REVENUES:
  Rental Income ..........................    $    --        $ 255,235
  Tenant Recoveries and Other Income .....         --           64,214
  Interest Income- Defeasance ............         --           12,786
                                              ---------      ---------
        Total Revenues ...................         --          332,235
                                              ---------      ---------

EXPENSES:
  Real Estate Taxes ......................         --           51,389
  Repairs and Maintenance ................         --           16,102
  Property Management ....................         --           11,343
  Utilities ..............................         --            8,309
  Insurance ..............................         --            1,590
  Other ..................................         --            2,982
  General and Administrative .............         --            6,248
  Interest ...............................       19,963         69,822
   Amortization of Interest Rate
     Protection Agreements and
     Deferred Financing Costs ............         --            2,812
  Depreciation and Other Amortization ....       18,400         57,973
                                              ---------      ---------
         Total Expenses ..................       38,363        228,570
                                              ---------      ---------

Income Before Gain on Disposition of
    Interest Rate Protection Agreements,
    Gain on Sales of Real Estate, Minority      (38,363)       103,665
    Interest and Extraordinary Loss
Gain on Disposition of Interest
     Rate Protection Agreements ..........         --            1,430
Gain on Sale of Real Estate ..............         --            5,003
                                              ---------      ---------
Income Before Minority Interest
    and Extraordinary Loss ...............      (38,363)       110,098
Income Allocated to Minority Interest ....       (5,588)       (10,900)
                                              ---------      ---------
Income Before Extraordinary Loss .........      (43,951)        99,198
Preferred Stock Dividends ................      (20,992)       (32,848)
                                              =========      =========
Income Before Extraordinary Loss
     Available to Common Stockholders ....    $ (64,943)     $  66,350
                                              =========      =========

Income Before Extraordinary Loss
     Available to Common Stockholders
      Per Weighted Average Common
      Share Outstanding:
         Basic  (31,508,240 for December
         31,1997) ........................

         Diluted  (31,813,926 for December
         31,1997) ........................

Pro Forma Income Before Extraordinary
     Loss Available to Common
     Stockholders Per Weighted Average
     Common Share Outstanding:
         Basic (36,204,842 for December
         31, 1997, pro forma).............                   $    1.83
                                                             =========
         Diluted (36,510,528 for  December
         31, 1997, pro forma) ............                   $    1.82
                                                             =========











    The accompanying notes are an integral part of the pro forma financial statement.

                       FIRST INDUSTRIAL REALTY TRUST, INC.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS

1.   BASIS OF PRESENTATION.

     First Industrial Realty Trust, Inc. (together with its Subsidiaries, the "Company") was organized in the state of Maryland on August 10, 1993. The Company is a real estate investment trust ("REIT") as defined in the Internal Revenue Code.

     The accompanying unaudited pro forma statement of operations for the Company reflects the historical operations of the Company for the period January 1, 1997 through December 31, 1997 and the acquisition of one property on January 9, 1997 (the "1997 Acquisition Property") reported on Form 8-K/A No. 1 dated February 12, 1997, the acquisition of 11 properties during the period February 1, 1997 through July 14, 1997 (the "Other 1997 Acquisition Properties") reported on Form 8-K/A No. 2 dated June 30, 1997, the acquisition of 25 properties during the period July 15, 1997 through October 31, 1997 (the "1997 Acquisition II Properties") reported on Form 8-K dated October 30, 1997, the acquisition of four properties during the period November 1, 1997 through December 31, 1997 (the "1997 Acquisition IV Properties") reported on Form 8-K/A No. 2 dated December 11, 1997 (collectively, the "1997 Acquisition A Properties"), the acquisition of 39 properties on January 31, 1997 (the "Lazarus Burman Properties") reported on Form 8-K/A No. 1 dated February 12, 1997, the acquisition of 15 properties (the "Punia Phase I Properties") on June 30, 1997 and 33 properties through December 5, 1997 (the "Punia Phase II Properties" and, together with the Punia Phase I Properties, the "Punia Acquisition Properties") which are reported on Form 8-K/A No.1 dated June 30, 1997, the acquisition of two properties during the period February 1, 1997 through July 14, 1997 (the "1997 Acquisition I Properties") reported on Form 8-K/A No. 2 dated June 30, 1997, the acquisition of 93 properties on October 30, 1997, two properties on December 4, 1997 and 10 properties on January 30, 1998 (together, the "Pacifica Acquisition Properties"), the acquisition of 64 properties on December 9, 1997 (the "Sealy Acquisition Properties") and seven properties on October 17, 1997 (the "1997 Acquisition III Properties") which are reported on Form 8-K dated October 30, 1997, the acquisition of 28 properties and one property scheduled to be acquired by March 31, 1998 (together, the "1997 Acquisition V Properties"), 36 properties (the "1997 Acquisition VI Properties") and eight properties (the "1997 Acquisition VII Properties") during the period November 1, 1997 through December 31, 1997 which are reported on Form 8-K/A No. 1 dated December 11, 1997, the acquisition of three properties during the period November 1, 1997 through December 31, 1997 (the "1997 Acquisition VIII Properties") reported on Form 8-K/A No. 2 dated December 11, 1997 (collectively, the "1997 Acquisition I Properties") and the acquisition of 34 properties (the "1998 Acquisition A Properties") and 127 properties (the "1998 Acquisition I Properties") during the period January 1, 1998 through April 16, 1998 reported on this Form 8-K/A No.1.

     The accompanying unaudited pro forma statement of operations for the year ended December 31, 1997 has been prepared based upon certain pro forma adjustments to the historical December 31, 1997 statement of operations of the Company. The unaudited pro forma statement of operations for the year ended December 31, 1997 has been prepared as if the properties acquired subsequent to December 31, 1996 had been acquired on either January 1, 1997 or the lease commencement date if the property was developed and as if the assumption of $22.8 million of secured debt, the issuance on May 13, 1997 of $150.0 million of unsecured debt bearing interest at 7.60% which matures on May 15, 2007 (the "2007 Notes"), the issuance on May 13, 1997 of $100.0 million of unsecured debt bearing interest at 7.15% which matures on May 15, 2027 (the "2027 Notes"), the issuance on May 22, 1997 of $100.0 million of unsecured debt bearing interest at 7.375% which matures on May 15, 2011 (the "2011 Notes"), the issuance on November 20, 1997 of $50.0 million of unsecured debt bearing interest at 6.90% which matures on November 21, 2005 (the "2005 Notes"), the issuance on December 8, 1997 of $150.0 million of unsecured debt bearing interest at 7.00% which matures December 1, 2006 (the "2006 Notes"), the issuance on December 8, 1997 of $100.0 million of unsecured debt bearing interest at 7.50% which matures on December 1, 2017 (the "2017 Notes"), the issuance on March 31, 1998 of $100 million of unsecured debt bearing interest at 6.50% which matures on April 5, 2011 (the "2011 Drs."), the issuance on May 14, 1997 of 40,000 shares of 8.75%,
$.01 par value, Series B Cumulative Preferred Stock (the "Series B Preferred Stock Offering"), the issuance on June 6, 1997 of 20,000 shares of 8.63%, $.01 par value, Series C Cumulative Preferred Stock (the "Series C Preferred Stock Offering"), the issuance on February 4, 1998 of 50,000 shares of 7.95%, $.01 par value, Series D Cumulative Preferred Stock (the "Series D Preferred Stock Offering"), the issuance on March 18, 1998 of 30,000 shares of 7.90%, $.01 par value, Series E Cumulative Preferred Stock (the "Series E Preferred Stock Offering"), the issuance on September 16, 1997 of 637,440 shares of $.01 par value common stock (the "September 1997 Equity Offering") and the

                       FIRST INDUSTRIAL REALTY TRUST, INC.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS

issuance on October 15, 1997 of 5,400,000 shares of $.01 par value common stock (the "October 1997 Equity Offering") had been completed on January 1, 1997.

     The unaudited pro forma statement of operations is not necessarily indicative of what the Company's results of operations would have been for the year ended December 31, 1997 had the transactions been consummated as described above, nor does it purport to present the future results of operations of the Company.


2. STATEMENT OF OPERATIONS PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - DECEMBER 31, 1997

  (a) The historical operations reflect income from continuing operations of the Company for the period January 1, 1997 through December 31, 1997 as reported on the Company's Form 10-K dated March 24, 1998.

  (b) The historical operations reflect the operations of the 1997 Acquisition A Properties for the period January 1, 1997 through their respective acquisition dates.

  (c) The historical operations reflect the operations of the 1997 Acquisition I Properties for the period January 1, 1997 through their respective acquisition dates.

  (d) The historical operations reflect the operations of the 1998 Acquisition A Properties for the period January 1, 1997 through December 31, 1997.

  (e) The historical operations reflect the operations of the 1998 Acquisition I Properties for the period January 1, 1997 through December 31, 1997.

  (f) Included within the acquisitions of the 1997 Acquisition I Properties, the Company assumed a $3.8 million mortgage loan (the "LB Mortgage Loan I") and a $.7 million mortgage loan (the "LB Mortgage Loan II"). The interest expense adjustment reflects interest on the LB Mortgage Loan I and the LB Mortgage Loan II for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1997.

       Included within the acquisitions of the 1997 Acquisition A Properties, the Company assumed a $4.2 million mortgage loan (the "Acquisition Mortgage Loan I") and a $3.6 million mortgage loan (the "Acquisition Mortgage Loan III"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan I and the Acquisition Mortgage Loan III for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1997.

       Included within the acquisitions of the 1997 Acquisition I Properties, the Company assumed an $8.0 million mortgage loan (the "Acquisition Mortgage Loan II"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan II for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1997.

       Included within with the 1998 Acquisition I Properties, the Company assumed a mortgage loan totaling $2.5 million (the "Acquisition Mortgage Loan IV"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan IV for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1997.

                       FIRST INDUSTRIAL REALTY TRUST, INC.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS

The interest expense adjustment reflects an increase in the acquisition facility borrowings at LIBOR plus 1% for borrowings under the Company's $200 million unsecured revolving acquisition facility (the "1996 Unsecured Acquisition Facility") or LIBOR plus .8% for borrowings under the Company's $300 million unsecured revolving acquisition facility (the "1997 Unsecured Acquisition Facility") for the assumed purchase of the 1997 Acquisition A Properties, the 1997 Acquisition I Properties, the 1998 Acquisition A Properties and the 1998 Acquisition I Properties offset by the interest savings related to the assumed repayment of $1,281.2 million of acquisition facility borrowings on January 1, 1997 from the proceeds of the issuance of the 2007 Notes, the 2027 Notes, the 2011 Notes, the 2005 Notes, the 2006 Notes, the 2017 Notes, the 2011 Drs., the Series B Preferred Stock Offering, the Series C Preferred Stock Offering, the Series D Preferred Stock Offering, the Series E Preferred Stock Offering and the September 1997 Equity Offering and the October 1997 Equity Offering and also reflects an increase in interest expense due to the issuance of the 2007 Notes, the 2027 Notes, the 2011 Notes, the 2005 Notes, the 2006 Notes, the 2017 Notes and the 2011 Drs. as if such unsecured debt was outstanding as of January 1, 1997.

                                                                             (Dollars in Thousands)
      Interest expense related to the LB Mortgage Loan I, the LB
          Mortgage Loan II, the Acquisition Mortgage Loan I, The
          Acquisition Mortgage Loan II, the Acquisition Mortgage Loan III
          and the Acquisition Mortgage Loan IV as if such indebtedness
          was outstanding as of January 1, 1997................................ $    1,438
      Interest expense related to the assumed earlier borrowings under the 1996 Unsecured Acquisition Facility and 1997 Unsecured
          Acquisition
          Facility.............................................................     43,906
      Interest expense related to the issuance of the 2007 Notes, the
          2027 Notes, the 2011 Notes, the 2005 Notes, the 2006 Notes,
          the 2017 Notes and the 2011 Drs. as if such debt was
          outstanding as of January 1,
          1997.................................................................     36,057
      Interest savings due to the assumed repayment of $1,281.2
          million of acquisition facility borrowings on January 1,
          1997 from the proceeds of the issuance of the 2007 Notes,
          the 2027 Notes, the 2011 Notes, the 2005 Notes, the 2006
          Notes, the 2017 Notes and the 2011 Drs., the Series B
          Preferred Stock Offering, the Series C Preferred Stock
          Offering, the Series D Preferred Stock Offering, the Series
          E Preferred Stock Offering, the September 1997 Equity
          Offering and the October 1997 Equity Offering........................    (61,438)
                                                                                ----------
                          Net Pro Forma Interest Adjustment.................... $   19,963
                                                                                ==========



The depreciation and amortization adjustment reflects the charges for the 1997 Acquisition A Properties, the 1997 Acquisition I Properties, the 1998 Acquisition A Properties and the 1998 Acquisition I Properties from January 1, 1997 through the earlier of their respective acquisition date or December 31, 1997 and if such properties were acquired on January 1, 1997.

Income allocated to minority interest reflects income attributable to Units owned by unitholders other than the Company. The minority interest adjustment reflects a 14.1% minority interest for the year ended December 31, 1997. This adjustment reflects the income to unitholders for Units issued in connection with certain property acquisitions as if such Units had been issued on January 1, 1997 and to reflect the completion of the Series B Preferred Stock Offering, the Series C Preferred Stock Offering, the Series D Preferred Stock Offering, the Series E Preferred Stock Offering, the September 1997 Equity Offering and the October 1997 Equity Offering as of January 1, 1997.

                       FIRST INDUSTRIAL REALTY TRUST, INC.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS

The preferred stock dividend adjustment reflects preferred dividends attributable to the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock as if such preferred stock was outstanding as of January 1, 1997.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             FIRST INDUSTRIAL REALTY TRUST, INC.



June 16, 1998                By:   /s/  Michael J. Havala
                                   --------------------------------------------
                                   Michael J. Havala
                                   Chief Financial Officer
                                   (Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX



Exhibit No.       Description
-----------       -----------
   23             Consent of Coopers & Lybrand L.L.P.,
                  Independent Accountants